UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 30, 2026

VERRA MOBILITY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2046 Riverview Auto Drive, Suite 300	85201
Mesa, Arizona	(Zip Code)
(Address of principal executive offices)
(480) 443-7000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
☐   Emerging growth company
☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02   Results of Operations and Financial Condition.
On October 30, 2026, Verra Mobility Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01   Regulation FD Disclosure.
As previously announced, given the pending leadership transitions, the Company will not hold a conference call in connection with the release of its third quarter financial results. The Company expects to resume its customary quarterly earnings conference calls beginning with its fourth quarter and full-year 2026 results.
On October 30, 2026, the Company posted supplemental investor materials on its investor relations website at ir.verramobility.com. The Company uses its investor relations website as a means of disclosing material non-public information, announcing upcoming investor conferences, and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website in addition to following its press releases, filings with the Securities and Exchange Commission, and public conference calls and webcasts.
The information being furnished pursuant to Item 2.02, including Exhibit 99.1, and Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01   Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description of Exhibits
99.1	Press Release, dated October 30, 2026, issued by Verra Mobility Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2026	Verra Mobility Corporation

	By:	/s/ Craig Conti
	Name:	Craig Conti
	Title:	Chief Financial Officer
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